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                                                                   EXHIBIT 10.30


                                AMENDMENT NO. 3
         TO THE SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

                  This is Amendment No. 3 (the "Amendment No. 3"), dated as of November __, 2000 (the "Amendment Date"), by and between Lehman Commercial Paper Inc. (the "Buyer"), Bloomfield Acceptance Company, L.L.C. ("BAC"), and Dynex Financial, Inc. ("Dynex", and together with BAC the "Sellers") to that certain Second Amended and Restated Master Repurchase Agreement dated as of March 15, 2000, as amended by that certain Amendment No. 1 to the Second Amended and Restated Master Repurchase Agreement, dated as of March 16, 2000, as further amended by that certain Amendment No. 2 to the Second Amended and Restated Master Repurchase Agreement, dated as of May 12, 2000 (together the "Existing Repurchase Agreement").

                              W I T N E S S E T H

                  WHEREAS, the Sellers and the Buyer have agreed, subject to the terms and conditions of this Amendment No. 3, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

                  Accordingly, the Sellers and the Buyer hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

1. NET WORTH REQUIREMENT. Section 13 (a)(xiv) of the Existing Repurchase Agreement is hereby amended by deleting the existing subsection in its entirety and replacing it with the following language:

                  (xiv) Guarantor's Tangible Net Worth shall at any time be less than $19,000,000;

2. EFFECTIVE DATE. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

         (a) On the Amendment Effective Date, the Buyer shall have received the following, each of which shall be satisfactory to the Buyer;

                  (i) this Amendment, executed and delivered by a duly authorized officer of each of the Sellers and the Buyer; and

                  (ii) such other documents as the Buyer or counsel to the Buyer may reasonably request.

         (b) On the Amendment Effective Date, (i) each Seller shall be in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement, as amended by this Amendment No. 3, on its part to be observed or performed, (ii) the representations and warranties made and restated by each Seller shall be true and complete on and as of such date with the same force and effect as if made on
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                  and as of such date, and (iii) no Default shall have occurred and be continuing on such date.

3. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

4. This Amendment No. 3 shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

5. This Amendment No. 3 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

6. This Amendment No. 3 shall inure to the benefit of and be binding upon the Buyer and the Sellers under the Existing Repurchase Agreement, and their respective successors and permitted assigns.


                    [Signatures Commence on Following Page]
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                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   LEHMAN COMMERCIAL PAPER INC.

                                   Buyer

                                   By:  /s/ Francis X. Gilhool
                                      --------------------------
                                   Name:  Francis X. Gilhool
                                        ------------------------
                                   Title: Authorized Signatory
                                         -----------------------


                                   BLOOMFIELD ACCEPTANCE COMPANY,
                                   L.L.C.


                                   Seller


                                   By: /s/ Daniel E. Bober
                                      --------------------------
                                   Name:  Daniel E. Bober
                                        ------------------------
                                   Title: President
                                         -----------------------



                                   DYNEX FINANCIAL, INC.

                                   Seller

                                   By:  /s/ J. Peter Scherer
                                      --------------------------
                                   Name:  J. Peter Scherer
                                        ------------------------
                                   Title: President
                                         -----------------------


                                   BINGHAM FINANCIAL SERVICES
                                   CORPORATION.

                                   Seller

                                   By:  /s/ Ronald A. Klein
                                      --------------------------
                                   Name:  Ronald A. Klein
                                        ------------------------
                                   Title:  CEO
                                         -----------------------